UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22795

First Trust Intermediate Duration Preferred & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, NW, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust
Intermediate Duration Preferred & Income Fund (FPF)

Annual Report
For the Year Ended
October 31, 2025

Table of Contents
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2025
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE”
As of October 31, 2025 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FPF
Common Share Price	$19.06
Common Share Net Asset Value (“NAV”)	$20.02
Premium (Discount) to NAV	(4.80)%
Net Assets Applicable to Common Shares	$1,218,450,978
Current Distribution per Common Share(1)	$0.1375
Current Annualized Distribution per Common Share	$1.6500
Current Distribution Rate on Common Share Price(2)	8.66%
Current Distribution Rate on NAV(2)	8.24%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	1 Year Ended 10/31/25	5 Years Ended 10/31/25	10 Years Ended 10/31/25	Inception (5/23/13) to 10/31/25
Fund Performance(3)
NAV	11.02%	5.63%	6.45%	6.82%
Market Value	10.88%	5.64%	6.74%	6.01%
Index Performance
ICE BofA US Investment Grade Institutional Capital Securities Index	8.28%	4.45%	5.35%	5.19%
Blended Index (4)	6.67%	3.25%	4.90%	N/A

(1)
Most recent distribution paid through October 31, 2025. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of October 31, 2025. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)
The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Index is intended to reflect the proportional market cap of each segment of the preferred and hybrid securities market. The Blended Index returns are calculated by using the monthly returns of the indices listed above during each period shown. At the beginning of each month the indices are rebalanced to a 30/30/30/10 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above. Since the ICE USD Contingent Capital Index had an inception date of December 31, 2013, the performance of the Blended Index is not available for all of the periods disclosed.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE” (Continued)
As of October 31, 2025 (Unaudited)
Industry Classification	% of Total Investments
Banks	49.1%
Insurance	14.3
Capital Markets	9.2
Electric Utilities	7.3
Multi-Utilities	4.5
Food Products	3.0
Financial Services	3.0
Wireless Telecommunication Services	2.6
Diversified Telecommunication Services	2.0
Oil, Gas & Consumable Fuels	1.4
Independent Power & Renewable Electricity Producers	0.9
Mortgage REITs	0.7
Real Estate Management & Development	0.6
Trading Companies & Distributors	0.4
Gas Utilities	0.4
Automobiles	0.4
Diversified REITs	0.1
Specialized REITs	0.1
Total	100.0%

Top Ten Holdings	% of Total Investments
Bank of America Corp., 6.63%	3.2%
Barclays PLC, 8.00%	2.0
Wells Fargo & Co., Series L, 7.50%	1.8
Land O’Lakes, Inc., 8.00%	1.8
JPMorgan Chase & Co., Series NN, 6.88%	1.7
Banco Santander S.A., 9.63%	1.6
Hartford Financial Services Group (The), Inc., 6.60%, 02/12/47	1.5
HSBC Holdings PLC, 8.00%	1.4
Lloyds Banking Group PLC, 8.00%	1.4
NextEra Energy Capital Holdings, Inc., Series U, 6.50%, 06/01/85	1.4
Total	17.8%

Country Allocation†	% of Total Investments
United States	54.8%
Canada	13.6
France	7.9
United Kingdom	7.5
Spain	3.7
Mexico	2.8
Japan	2.4
Bermuda	2.2
Netherlands	1.6
Germany	1.4
Switzerland	1.3
Finland	0.3
Chile	0.3
Sweden	0.2
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation.

Credit Quality(5)	% of Total Investments
A	0.4%
A-	1.0
BBB+	18.3
BBB	25.7
BBB-	33.2
BB+	11.3
BB	5.1
B-	0.8
Not Rated	4.2
Total	100.0%

Fund Allocation	% of Net Assets
Capital Preferred Securities	117.3%
$25 Par Preferred Securities	31.4
$1,000 Par Preferred Securities	2.7
$1,000,000 Par Preferred Securities	1.0
Reverse Repurchase Agreement	(8.2)
Outstanding Loan	(45.4)
Net Other Assets and Liabilities	1.2
Total	100.0%

(5)
The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2025 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Robert Wolf – Chief Investment Officer and Executive Vice President
Eric Weaver – Chief Strategist and Executive Vice President
Angelo Graci, CFA – Head of Credit Research and Executive Vice President
Commentary
Market Recap
For the 12-month period ended October 31, 2025, the broad preferred and hybrid securities market generated returns of 6.67%. The best performing segment of the preferred and hybrid securities market was the $1,000 par contingent convertible capital securities, which produced returns of 10.52%. Non-investment grade $1,000 pars were the second-best performing market segment, returning 8.51%. The $1,000 par investment grade securities returned 8.28%, and the $25 par exchange-traded market underperformed significantly during the same period, producing returns of 0.71%.
Performance Analysis
Average Annual Total Returns
	1 Year Ended 10/31/25	5 Years Ended 10/31/25	10 Years Ended 10/31/25	Inception (5/23/13) to 10/31/25
Fund Performance(1)
NAV	11.02%	5.63%	6.45%	6.82%
Market Value	10.88%	5.64%	6.74%	6.01%
Index Performance
ICE BofA US Investment Grade Institutional Capital Securities Index	8.28%	4.45%	5.35%	5.19%
Blended Index(2)	6.67%	3.25%	4.90%	N/A

(1)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.
(2)
The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Index is intended to reflect the proportional market cap of each segment of the preferred and hybrid securities market. The Blended Index returns are calculated by using the monthly returns of the indices listed above during each period shown. At the beginning of each month the indices are rebalanced to a 30/30/30/10 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above. Since the ICE USD Contingent Capital Index had an inception date of December 31, 2013, the performance of the Blended Index is not available for all of the periods disclosed.

Portfolio Commentary (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2025 (Unaudited)

Performance of a $10,000 Initial Investment
October 31, 2015 - October 31, 2025
$25,000
$20,000
$15,000
$10,000
$5,000
10/31/15
10/31/16
10/31/17
10/31/18
10/31/19
10/31/20
10/31/21
10/31/22
10/31/23
10/31/24
10/31/25
$19,199
$16,836
$16,127
First Trust Intermediate Duration Preferred & Income Fund
ICE BofA US Investment Grade Institutional Capital Securities Index
Blended Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
The Fund returned 11.02% for the 12-month period ended October 31, 2025, based on net asset value (“NAV”). The Fund outperformed its benchmark, which is a blend of 30% of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, 30% the ICE BofA US Investment Grade Institutional Capital Securities Index, 30% of the ICE USD Contingent Capital Index and 10% of the ICE BofA US High Yield Institutional Capital Securities index, which returned 6.67% for the same period.
This outperformance was primarily driven by the Fund’s leverage, security selection within $25 par fixed rate securities and Swiss banks. Leverage added over 200 basis points of performance to the Fund during the period. Long duration (10+ years) $25 pars underperformed significantly during the period. The Fund benefited from better security selection and an underweight allocation to these securities. The Fund’s holdings in the Credit Suisse Group AG legal claims were the main catalyst for its outperformance within Swiss banks, as the claims repriced higher following a positive development in the Swiss court. Other factors that contributed to the Fund’s outperformance were as follows:
•
Overweight allocation to Canadian banks and agriculture
•
Security selection within global banks including U.S. Global Systematically Important Banks, European banks and high quality Emerging Market banks
•
Security selection in insurance, utilities and real estate investment trusts
The Fund also had a few factors that modestly detracted from relative performance during the same period compared to the benchmark, including the following:
•
Underweight allocation to Emerging Market banks and energy
•
Security selection within consumer finance
•
Overweight allocation to investment companies
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began and ended the period at $0.1375 per share. At the $0.1375 per share monthly distribution rate, the annualized distribution rate at October 31, 2025 was 8.24% at NAV and 8.66% at market price. For the twelve-month period ended October 31, 2025, 76.00% of the distributions were characterized as ordinary income and 24.00% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2025 distributions will be made after the end of 2025 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.

Portfolio Commentary (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2025 (Unaudited)
Market and Fund Outlook
The preferred and hybrid securities market strength within the past year is a testament to the underlying credit quality and attractive income relative to other asset classes, in our opinion. Tight credit spreads across the investment grade and high yield universe have driven investors with an appetite for yield to increase exposure to preferred securities and hybrids leading to fund inflows and appreciation. We believe these drivers of performance are likely to continue in the near term, however, we anticipate that the majority of total return will come in the form of income. We believe further rate cuts in the coming months will increase support for valuations in the preferred securities space.
Our investment strategy continues to limit unnecessary interest rate exposure by maintaining a neutral duration stance. We have focused on disciplined credit selection, prioritizing high-quality, less cyclical issuers to preserve portfolio stability and support consistent income. We are also maintaining a bias towards higher-yielding securities with longer call protection, while simultaneously working to minimize extension risk and capitalizing on relative valuation opportunities across market segments.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments
October 31, 2025

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 31.4%
	Automobiles – 0.5%
85,302	Ford Motor Co. (a)	6.20%	06/01/59	$1,909,058
147,064	Ford Motor Co. (a)	6.00%	12/01/59	3,244,232
65,437	Ford Motor Co. (b)	6.50%	08/15/62	1,548,894
				6,702,184
	Banks – 0.9%
159,048	Bank of America Corp., Series KK (a)	5.38%	(c)	3,642,199
4,598	Bank of America Corp., Series NN	4.38%	(c)	84,465
4,875	Bank of America Corp., Series SS	4.75%	(c)	98,524
544	JPMorgan Chase & Co., Series LL	4.63%	(c)	11,087
76,264	Pinnacle Financial Partners, Inc., Series B (a)	6.75%	(c)	1,923,378
3,612	Truist Financial Corp., Series R	4.75%	(c)	72,168
14,933	Wells Fargo & Co., Series Z (a)	4.75%	(c)	297,017
179,231	Wintrust Financial Corp., Series F (a) (d)	7.88%	(c)	4,704,814
				10,833,652
	Capital Markets – 5.3%
108,729	Affiliated Managers Group, Inc. (a)	5.88%	03/30/59	2,339,848
29,434	Affiliated Managers Group, Inc.	4.75%	09/30/60	515,684
152,344	Affiliated Managers Group, Inc.	4.20%	09/30/61	2,443,598
363,598	Affiliated Managers Group, Inc. (a)	6.75%	03/30/64	8,879,063
360,045	Bank of New York Mellon (The) Corp., Series K (a) (d)	6.15%	(c)	9,274,759
83,938	Brookfield Oaktree Holdings, LLC, Series A (a)	6.63%	(c)	1,829,849
66,360	Brookfield Oaktree Holdings, LLC, Series B (a)	6.55%	(c)	1,424,749
540,476	Carlyle Finance LLC	4.63%	05/15/61	9,566,425
72,493	DigitalBridge Group, Inc., Series H (a)	7.13%	(c)	1,554,250
323,433	DigitalBridge Group, Inc., Series I (a) (b)	7.15%	(c)	6,921,466
187,040	DigitalBridge Group, Inc., Series J (a)	7.13%	(c)	3,935,322
258,989	KKR Group Finance Co., IX LLC	4.63%	04/01/61	4,674,752
14	Morgan Stanley, Series I	6.38%	(c)	352
24,854	Morgan Stanley, Series K	5.85%	(c)	606,189
2,943	Morgan Stanley, Series P	6.50%	(c)	75,370
91,668	Morgan Stanley, Series Q (a)	6.63%	(c)	2,398,035
19,797	State Street Corp., Series G	5.35%	(c)	453,351
283,982	TPG Operating Group II, L.P. (a)	6.95%	03/15/64	7,304,017
				64,197,079
	Diversified REITs – 0.2%
84,783	Global Net Lease, Inc., Series A (a) (b)	7.25%	(c)	1,954,248
	Diversified Telecommunication Services – 0.4%
143,558	AT&T, Inc. (a)	5.35%	11/01/66	3,270,251
82,867	AT&T, Inc., Series C (a)	4.75%	(c)	1,620,050
				4,890,301
	Electric Utilities – 4.9%
984,739	NextEra Energy Capital Holdings, Inc., Series U (a) (b)	6.50%	06/01/85	25,199,471
274,592	SCE Trust VII, Series M (a)	7.50%	(c)	6,417,215
137,289	SCE Trust VIII, Series N (a)	6.95%	(c)	3,020,358
8,671	Southern (The) Co.	5.25%	12/01/77	196,312
103,980	Southern (The) Co., Series 2020 (a)	4.95%	01/30/80	2,157,585
910,526	Xcel Energy, Inc. (a)	6.25%	10/15/85	22,763,150
				59,754,091
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Financial Services – 2.3%
291	Apollo Global Management, Inc. (d)	7.63%	09/15/53	$7,624
703,921	Corebridge Financial, Inc. (b)	6.38%	12/15/64	17,457,241
418,938	Equitable Holdings, Inc., Series A (a)	5.25%	(c)	8,827,023
60,802	Voya Financial, Inc., Series B (a) (d)	5.35%	(c)	1,482,961
				27,774,849
	Food Products – 0.1%
10,094	CHS, Inc., Series 2	7.10%	(c)	253,965
22,788	CHS, Inc., Series 3 (a)	6.75%	(c)	567,877
				821,842
	Independent Power & Renewable Electricity Producers – 0.5%
245,850	Brookfield BRP Holdings Canada, Inc.	4.63%	(c)	3,788,549
151,772	Brookfield Renewable Partners, L.P., Series 17	5.25%	(c)	2,741,002
				6,529,551
	Insurance – 9.4%
592,607	AEGON Funding Co., LLC (a)	5.10%	12/15/49	11,923,253
594	Allstate (The) Corp., Series H	5.10%	(c)	12,943
284,198	American National Group, Inc. (a)	7.38%	(c)	7,232,839
193,648	AmTrust Financial Services, Inc.	7.25%	06/15/55	3,117,733
210,480	AmTrust Financial Services, Inc.	7.50%	09/15/55	3,388,728
130,097	Arch Capital Group Ltd., Series G	4.55%	(c)	2,289,707
86,923	Aspen Insurance Holdings Ltd. (a)	5.63%	(c)	1,842,768
346,650	Aspen Insurance Holdings Ltd. (a)	5.63%	(c)	7,328,181
54,362	Assurant, Inc. (a)	5.25%	01/15/61	1,095,394
475,872	Athene Holding Ltd. (a) (d)	7.25%	03/30/64	12,015,768
87,400	Athene Holding Ltd., Series A (a) (d)	6.35%	(c)	2,180,630
465,488	Athene Holding Ltd., Series E (a) (d)	7.75%	(c)	11,949,077
155,463	CNO Financial Group, Inc. (a)	5.13%	11/25/60	3,092,159
516,687	Enstar Group Ltd., Series D (d)	7.00%	(c)	12,400,488
404,353	F&G Annuities & Life, Inc. (a)	7.95%	12/15/53	10,561,700
759,639	F&G Annuities & Life, Inc. (a) (b)	7.30%	01/15/65	18,314,896
1,306	MetLife, Inc., Series F	4.75%	(c)	27,060
193,528	Phoenix (The) Cos., Inc.	7.45%	01/15/32	3,580,268
2,799	Prudential Financial, Inc.	5.63%	08/15/58	68,324
7,851	Reinsurance Group of America, Inc. (d)	7.13%	10/15/52	200,986
7,485	Reinsurance Group of America, Inc. (d)	5.75%	06/15/56	186,526
92,716	RenaissanceRe Holdings Ltd., Series G	4.20%	(c)	1,550,212
10,088	W.R. Berkley Corp.	5.10%	12/30/59	206,300
				114,565,940
	Multi-Utilities – 2.6%
53,516	Algonquin Power & Utilities Corp., Series 19-A, 3 Mo. CME Term SOFR + CSA + 4.01% (a) (b) (e)	8.66%	07/01/79	1,370,545
195,763	Brookfield Infrastructure Finance ULC	5.00%	05/24/81	3,308,395
81,694	Brookfield Infrastructure Partners, L.P., Series 13	5.13%	(c)	1,408,118
167,428	CMS Energy Corp. (a) (b)	5.88%	10/15/78	3,976,415
93,719	CMS Energy Corp. (a)	5.88%	03/01/79	2,248,319
719,912	DTE Energy Co., Series H (a)	6.25%	10/01/85	18,098,588
77,678	Sempra (a)	5.75%	07/01/79	1,763,290
				32,173,670
	Real Estate Management & Development – 0.9%
299,424	Brookfield Property Partners, L.P., Series A	5.75%	(c)	4,108,097
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Real Estate Management & Development (Continued)
393,457	Brookfield Property Partners, L.P., Series A2	6.38%	(c)	$5,736,603
49,283	Brookfield Property Preferred, L.P.	6.25%	07/26/81	752,059
				10,596,759
	Specialized REITs – 0.1%
17,466	National Storage Affiliates Trust, Series A (a)	6.00%	(c)	399,797
47,326	Public Storage, Series L	4.63%	(c)	909,605
				1,309,402
	Wireless Telecommunication Services – 3.3%
166,123	T-Mobile USA, Inc. (a)	6.25%	09/01/69	4,148,091
921,193	T-Mobile USA, Inc. (a) (b)	5.50%	03/01/70	21,380,890
623,274	T-Mobile USA, Inc. (a) (b)	5.50%	06/01/70	14,372,698
				39,901,679
	Total $25 Par Preferred Securities			382,005,247
	(Cost $403,692,378)
$1,000 PAR PREFERRED SECURITIES – 2.7%
	Banks – 2.7%
26,803	Wells Fargo & Co., Series L	7.50%	(c)	33,162,012
	(Cost $35,414,234)
$1,000,000 PAR PREFERRED SECURITIES – 1.0%
	Mortgage REITs – 1.0%
12	FT Real Estate Securities Co., Inc. (f) (g) (h)	9.50%	(c)	12,360,000
	(Cost $15,990,000)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 117.3%
	Banks – 71.3%
$9,400,000	Banco Bilbao Vizcaya Argentaria S.A. (d) (i)	7.75%	(c)	10,038,138
7,900,000	Banco Bilbao Vizcaya Argentaria S.A. (a) (d) (i)	9.38%	(c)	8,841,388
3,300,000	Banco de Credito e Inversiones S.A. (d) (i) (j)	8.75%	(c)	3,551,427
2,000,000	Banco de Credito e Inversiones S.A. (d) (i) (k)	8.75%	(c)	2,152,380
5,700,000	Banco Mercantil del Norte S.A. (d) (i) (j)	7.50%	(c)	5,851,991
8,000,000	Banco Mercantil del Norte S.A. (d) (i) (j)	7.63%	(c)	8,267,808
7,400,000	Banco Mercantil del Norte S.A. (d) (i) (j)	8.38%	(c)	7,937,403
5,400,000	Banco Mercantil del Norte S.A. (d) (i) (j)	8.75%	(c)	5,782,828
26,800,000	Banco Santander S.A. (a) (d) (i)	9.63%	(c)	29,967,974
15,600,000	Banco Santander S.A. (a) (d) (i)	9.63%	(c)	19,035,151
57,113,000	Bank of America Corp. (a) (d)	6.63%	(c)	59,534,877
21,040,000	Bank of Montreal (a) (d)	7.70%	05/26/84	22,328,910
16,100,000	Bank of Montreal (a) (d)	7.30%	11/26/84	17,150,638
1,257,000	Bank of Montreal, Series 6 (d)	6.88%	11/26/85	1,297,332
16,920,000	Bank of Nova Scotia (The) (d)	8.63%	10/27/82	17,945,623
19,466,000	Bank of Nova Scotia (The) (d)	8.00%	01/27/84	20,790,038
9,600,000	Bank of Nova Scotia (The) (d)	7.35%	04/27/85	10,043,434
6,420,000	Bank of Nova Scotia (The) (d)	6.88%	10/27/85	6,483,202
1,300,000	Barclays PLC (d) (i)	4.38%	(c)	1,242,750
5,300,000	Barclays PLC (d) (i)	7.63%	(c)	5,609,600
34,000,000	Barclays PLC (a) (d) (i)	8.00%	(c)	36,305,948
8,700,000	Barclays PLC (a) (d) (i)	9.63%	(c)	9,884,183
8,550,000	BBVA Mexico S.A. (b) (d) (i) (j)	5.88%	09/13/34	8,555,512
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$3,850,000	BBVA Mexico S.A. (d) (i) (j)	7.63%	02/11/35	$4,086,929
9,900,000	BBVA Mexico S.A. (d) (i) (j)	8.45%	06/29/38	10,960,240
12,800,000	BNP Paribas S.A. (d) (i) (j)	4.63%	(c)	11,575,173
3,000,000	BNP Paribas S.A. (d) (i) (j)	7.38%	(c)	3,104,901
16,210,000	BNP Paribas S.A. (a) (d) (i) (j)	7.75%	(c)	17,105,975
8,860,000	BNP Paribas S.A. (a) (d) (i) (j)	8.00%	(c)	9,475,805
23,200,000	BNP Paribas S.A. (a) (d) (i) (j)	8.50%	(c)	24,588,659
4,000,000	BNP Paribas S.A. (a) (d) (i) (j)	9.25%	(c)	4,270,524
5,100,000	Canadian Imperial Bank of Commerce (a) (d)	6.95%	01/28/85	5,216,321
13,200,000	Canadian Imperial Bank of Commerce (a) (d)	7.00%	10/28/85	13,619,958
1,200,000	Citigroup, Inc., Series AA (a) (d)	7.63%	(c)	1,257,282
6,000,000	Citigroup, Inc., Series BB (a) (d)	7.20%	(c)	6,221,880
6,913,000	Citigroup, Inc., Series DD (a) (d)	7.00%	(c)	7,393,419
7,700,000	Citigroup, Inc., Series FF (a) (d)	6.95%	(c)	7,931,085
20,124,000	Citigroup, Inc., Series GG (a) (d)	6.88%	(c)	20,756,779
11,200,000	Citigroup, Inc., Series Z (a) (d)	7.38%	(c)	11,631,816
4,000,000	CoBank ACB (a) (d)	7.25%	(c)	4,109,500
51,000	CoBank ACB, Series I (a) (d)	6.25%	(c)	51,154
6,895,000	CoBank ACB, Series K (a) (d)	6.45%	(c)	6,946,313
11,400,000	Commerzbank AG (a) (d) (i) (k)	7.50%	(c)	11,977,695
14,849,000	Credit Agricole S.A. (d) (i) (j)	6.70%	(c)	15,044,279
23,351,000	Credit Agricole S.A. (d) (i) (j)	7.13%	(c)	24,085,406
2,000,000	Farm Credit Bank of Texas (a) (d)	7.75%	(c)	2,099,182
3,450,000	Farm Credit Bank of Texas, Series 3 (b) (d) (j)	6.20%	(c)	3,463,491
2,240,000	Farm Credit Bank of Texas, Series 6 (a) (d)	7.00%	(c)	2,336,154
3,240,000	HSBC Holdings PLC (a) (d) (i)	6.88%	(c)	3,355,049
15,000,000	HSBC Holdings PLC (a) (d) (i)	6.95%	(c)	15,836,265
9,500,000	HSBC Holdings PLC (d) (i)	7.05%	(c)	9,893,006
25,100,000	HSBC Holdings PLC (a) (d) (i)	8.00%	(c)	26,640,437
14,792,000	Huntington Bancshares, Inc., Series K (a) (d)	6.25%	(c)	14,673,103
13,925,000	ING Groep N.V. (d) (i)	7.00%	(c)	14,452,493
6,360,000	ING Groep N.V. (d) (i) (k)	7.25%	(c)	6,753,557
200,000	ING Groep N.V. (a) (d) (i) (k)	7.50%	(c)	209,210
7,085,000	ING Groep N.V. (a) (d) (i) (k)	8.00%	(c)	7,680,554
30,600,000	JPMorgan Chase & Co., Series NN (a) (d)	6.88%	(c)	32,282,694
2,800,000	Lloyds Banking Group PLC (d) (i) (l)	6.63%	(c)	2,785,456
24,067,000	Lloyds Banking Group PLC (a) (d) (i)	8.00%	(c)	26,097,476
12,050,000	Mitsubishi UFJ Financial Group, Inc. (d) (i)	6.35%	(c)	12,366,325
1,978,000	NatWest Group PLC (d) (i)	8.13%	(c)	2,229,435
5,560,000	Nordea Bank Abp (d) (i) (j)	6.75%	(c)	5,745,003
4,534,000	PNC Financial Services Group (The), Inc., Series U (a) (d)	6.00%	(c)	4,576,375
14,390,000	PNC Financial Services Group (The), Inc., Series W (a) (d)	6.25%	(c)	14,785,336
5,590,000	Royal Bank of Canada (a) (d)	6.35%	11/24/84	5,526,432
16,150,000	Royal Bank of Canada (a) (d)	6.75%	08/24/85	16,804,866
10,410,000	Royal Bank of Canada (a) (d)	6.50%	11/24/85	10,398,685
20,300,000	Societe Generale S.A. (a) (d) (i) (j)	9.38%	(c)	21,810,746
8,000,000	Societe Generale S.A. (a) (d) (i) (j)	10.00%	(c)	8,882,568
65,000	Standard Chartered PLC (d) (k)	7.01%	(c)	68,553
5,660,000	Sumitomo Mitsui Financial Group, Inc. (a) (d) (i)	6.60%	(c)	5,897,975
3,600,000	Swedbank AB (d) (i) (k)	7.75%	(c)	3,871,148
21,460,000	Toronto-Dominion Bank (The) (a) (b) (d)	8.13%	10/31/82	22,693,585
7,900,000	Toronto-Dominion Bank (The) (d)	6.35%	10/31/85	7,998,161
15,450,000	Wells Fargo & Co. (a) (d)	6.85%	(c)	16,248,425
				868,471,373
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets – 8.8%
$4,300,000	Ares Finance Co. III LLC (a) (b) (d) (j)	4.13%	06/30/51	$4,230,351
28,250,000	Credit Suisse Group AG, Claim (g) (h) (m) (n)			9,689,750
6,400,000	Credit Suisse Group AG, Claim (g) (h) (m) (n)			2,195,200
15,730,000	Credit Suisse Group AG, Claim (g) (h) (m) (n)			5,395,390
19,220,000	Credit Suisse Group AG, Claim (g) (h) (m) (n)			6,592,460
6,600,000	Deutsche Bank AG (d) (i) (k)	8.13%	(c)	7,042,132
4,800,000	Goldman Sachs Group (The), Inc. (a) (d)	6.85%	(c)	5,001,269
4,002,000	Goldman Sachs Group (The), Inc., Series W (a) (d)	7.50%	(c)	4,256,079
22,724,000	Goldman Sachs Group (The), Inc., Series X (a) (d)	7.50%	(c)	24,115,777
9,900,000	Goldman Sachs Group (The), Inc., Series Y (a) (d)	6.13%	(c)	10,102,791
9,300,000	Nomura Holdings, Inc. (d) (i)	7.00%	(c)	9,636,902
8,064,000	State Street Corp., Series I (a) (d)	6.70%	(c)	8,414,469
10,130,000	State Street Corp., Series J (a) (d)	6.70%	(c)	10,647,076
				107,319,646
	Diversified Telecommunication Services – 2.6%
19,502,000	Bell Canada (a) (d)	7.00%	09/15/55	20,513,315
3,734,000	TELUS Corp. (b) (d)	6.63%	10/15/55	3,853,397
6,940,000	TELUS Corp. (a) (b) (d)	7.00%	10/15/55	7,408,311
				31,775,023
	Electric Utilities – 6.2%
11,170,000	American Electric Power Co., Inc. (a) (b) (d)	6.95%	12/15/54	12,246,643
7,950,000	American Electric Power Co., Inc. (a) (b) (d)	3.88%	02/15/62	7,742,009
3,670,000	American Electric Power Co., Inc., Series D (a) (b) (d)	6.05%	03/15/56	3,719,637
7,600,000	Duke Energy Corp. (b) (d)	6.45%	09/01/54	8,041,818
7,140,000	EUSHI Finance, Inc. (a) (d)	7.63%	12/15/54	7,517,699
11,000,000	EUSHI Finance, Inc. (a) (d)	6.25%	04/01/56	10,961,132
9,965,000	NextEra Energy Capital Holdings, Inc. (a) (d)	6.75%	06/15/54	10,786,325
4,860,000	NextEra Energy Capital Holdings, Inc. (a) (d)	6.50%	08/15/55	5,202,061
9,400,000	Southern (The) Co., Series 2025 (a) (b) (d)	6.38%	03/15/55	10,054,738
				76,272,062
	Financial Services – 2.3%
15,000,000	American AgCredit Corp. (a) (d) (j)	5.25%	(c)	14,718,750
9,350,000	Capital Farm Credit ACA, Series 1 (a) (d) (j)	5.00%	(c)	9,233,125
3,800,000	Compeer Financial ACA (a) (d) (j)	4.88%	(c)	3,707,204
				27,659,079
	Food Products – 4.5%
6,000,000	Dairy Farmers of America, Inc. (a) (f)	7.13%	(c)	5,974,147
7,329,000	Land O’Lakes Capital Trust I (a) (b) (f)	7.45%	03/15/28	7,605,707
10,000,000	Land O’Lakes, Inc. (a) (b) (j)	7.25%	(c)	9,100,000
33,000,000	Land O’Lakes, Inc. (a) (j)	8.00%	(c)	32,670,000
				55,349,854
	Gas Utilities – 0.6%
6,820,000	AltaGas Ltd. (b) (d) (j)	7.20%	10/15/54	6,997,464
	Independent Power & Renewable Electricity Producers – 0.9%
11,233,000	AES (The) Corp. (a) (d)	6.95%	07/15/55	10,895,884
	Insurance – 12.4%
7,400,000	Allianz SE (a) (d) (i) (j)	6.55%	(c)	7,686,965
5,570,000	American National Group, Inc. (a) (d)	7.00%	12/01/55	5,711,160
17,585,000	Assurant, Inc. (a) (b) (d)	7.00%	03/27/48	18,082,161
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$5,150,000	Assured Guaranty Municipal Holdings, Inc. (b) (d) (j)	6.40%	12/15/66	$4,795,888
7,200,000	CNP Assurances S.A. (d) (i) (k)	4.88%	(c)	6,761,110
15,300,000	Fortegra Financial Corp. (a) (b) (d) (f)	8.50%	10/15/57	15,161,382
22,122,000	Global Atlantic Fin Co. (a) (b) (d) (j)	4.70%	10/15/51	21,548,849
8,499,000	Global Atlantic Fin Co. (a) (b) (d) (j)	7.95%	10/15/54	8,898,487
29,237,000	Hartford Insurance Group (The), Inc., 3 Mo. CME Term SOFR + CSA + 2.13% (a) (b) (e) (j)	6.60%	02/12/47	27,559,973
8,183,000	Kuvare US Holdings, Inc. (a) (d) (j)	7.00%	02/17/51	8,187,227
2,465,000	Liberty Mutual Group, Inc. (j)	4.30%	02/01/61	1,585,218
10,900,000	Meiji Yasuda Life Insurance Co. (a) (b) (d) (j)	6.10%	06/11/55	11,433,479
2,559,000	MetLife, Inc., Series G (a) (d)	6.35%	03/15/55	2,723,265
2,442,000	Nationwide Financial Services Capital Trust (b) (n)	7.90%	03/01/37	2,773,355
2,910,000	Nationwide Financial Services, Inc. (a) (b)	6.75%	05/15/37	2,942,185
4,796,000	Nippon Life Insurance Co. (a) (d) (j)	6.50%	04/30/55	5,201,396
				151,052,100
	Multi-Utilities – 4.1%
450,000	CenterPoint Energy, Inc., Series B (d)	6.85%	02/15/55	482,412
19,630,000	Dominion Energy, Inc. (a) (d)	6.63%	05/15/55	20,482,884
5,533,000	Dominion Energy, Inc. (a) (d)	6.20%	02/15/56	5,598,470
1,688,000	Dominion Energy, Inc., Series A (a) (d)	6.88%	02/01/55	1,775,073
4,165,000	Dominion Energy, Inc., Series B (b) (d)	7.00%	06/01/54	4,553,028
7,000,000	NiSource, Inc. (a) (d)	6.38%	03/31/55	7,226,527
10,215,000	Sempra (a) (d)	6.40%	10/01/54	10,498,814
				50,617,208
	Oil, Gas & Consumable Fuels – 2.1%
2,500,000	Enbridge, Inc. (a) (b) (d)	7.63%	01/15/83	2,714,975
11,415,000	Enbridge, Inc. (a) (b) (d)	8.50%	01/15/84	13,134,053
1,950,000	Enbridge, Inc., Series 20-A (a) (d)	5.75%	07/15/80	1,965,914
3,916,000	Energy Transfer, L.P., Series G (a) (d)	7.13%	(c)	4,034,323
3,910,000	Venture Global LNG, Inc. (a) (d) (j)	9.00%	(c)	3,658,297
				25,507,562
	Trading Companies & Distributors – 0.7%
8,300,000	Air Lease Corp., Series D (a) (d)	6.00%	(c)	8,070,817
	Wireless Telecommunication Services – 0.8%
8,687,000	Rogers Communications, Inc. (a) (d)	7.13%	04/15/55	9,301,915
	Total Capital Preferred Securities			1,429,289,987
	(Cost $1,409,012,470)

	Total Investments – 152.4%	1,856,817,246
	(Cost $1,864,109,082)
Shares	Description	Value
REVERSE REPURCHASE AGREEMENT – (8.2)%
(100,000,000)	Scotia Bank, due 1/18/26, 1 month CME Term SOFR + CSA + 65bps	(100,000,000)
	Outstanding Loan – (45.4)%	(553,475,000)
	Net Other Assets and Liabilities – 1.2%	15,108,732
	Net Assets – 100.0%	$1,218,450,978

(a)	All or a portion of this security serves as collateral on the outstanding loan. At October 31, 2025, the segregated value of these securities amounts to $900,902,401.
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2025
(b)
This security or a portion of this security is segregated as collateral for reverse repurchase agreements. All of these securities are corporate bonds. The remaining contractual maturity of the agreement is between 30-90 days. At October 31, 2025, securities noted as such are valued at $159,656,905.

(c)	Perpetual maturity.
(d)	Fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2025. At a predetermined date, the fixed rate will change to a variable rate.
(e)	Floating or variable rate security.
(f)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(g)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of
Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2025, securities noted as such are valued at $36,232,800 or 3.0% of net assets.

(h)	This security’s value was determined using significant unobservable inputs. (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(i)
This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2025, securities noted as such amounted to $504,933,880 or 27.0% of managed assets. Of these securities, 11.3% originated in emerging markets, and 88.7% originated in foreign markets.

(j)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Stonebridge
Advisors LLC (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment.
At October 31, 2025, securities noted as such amounted to $385,359,341 or 31.6% of net assets.

(k)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(l)
When-issued security. The interest rate shown reflects the rate in effect at October 31, 2025. Interest will begin accruing on the security’s first settlement date (see Note 2C - Securities Transactions and Investment Income in the Notes to Financial
Statements).

(m)	Claim pending with the administrative court of Switzerland.
(n)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Insurance	$114,565,940	$92,078,723	$22,487,217	$—
Other Industry Categories*	267,439,307	267,439,307	—	—
$1,000 Par Preferred Securities*	33,162,012	33,162,012	—	—
$1,000,000 Par Preferred Securities*	12,360,000	—	—	12,360,000
Capital Preferred Securities:
Capital Markets	107,319,646	—	83,446,846	23,872,800
Other Industry Categories*	1,321,970,341	—	1,321,970,341	—
Total Investments	$1,856,817,246	$392,680,042	$1,427,904,404	$36,232,800

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Reverse Repurchase Agreement	$(100,000,000)	$—	$(100,000,000)	$—

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs. As of October 31, 2025, Level 3 investments were valued using unadjusted pricing quotes obtained from dealers.
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2025
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at October 31, 2024
$1,000,000 Par Preferred Securities	$12,600,000
Capital Preferred Securities	—
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation (Depreciation)	(240,000)
Purchases	—
Sales	—
Transfers In:	—
Capital Preferred Securities	23,872,800
Transfers Out	—
Ending Balance at October 31, 2025
$1,000,000 Par Preferred Securities	12,360,000
Capital Preferred Securities	23,872,800
Total Level 3 holdings	$36,232,800
There was a net change of $15,976,800 in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2025.
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$ 1,856,817,246
Cash	4,262,825
Foreign currency	1,378
Receivables:
Interest	18,741,734
Investment securities sold	2,902,793
Dividends	259,107
Prepaid expenses	7,748
Total Assets	1,882,992,831
LIABILITIES:
Outstanding loan	553,475,000
Reverse repurchase agreement	100,000,000
Payables:
Investment securities purchased	6,749,597
Interest and fees on loan and reverse repurchase agreement	2,761,032
Investment advisory fees	1,339,778
Administrative fees	82,537
Shareholder reporting fees	57,321
Audit and tax fees	39,431
Legal fees	25,028
Trustees’ fees and expenses	4,211
Custodian fees	3,835
Transfer agent fees	2,157
Financial reporting fees	833
Other liabilities	1,093
Total Liabilities	664,541,853
NET ASSETS	$1,218,450,978
NET ASSETS consist of:
Paid-in capital	$ 1,358,674,960
Par value	608,478
Accumulated distributable earnings (loss)	(140,832,460)
NET ASSETS	$1,218,450,978
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$20.02
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	60,847,827
Investments, at cost	$1,864,109,082
Foreign currency, at cost (proceeds)	$1,336
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$ 98,584,426
Dividends	24,514,720
Foreign withholding tax	(203,689)
Total investment income	122,895,457
EXPENSES:
Interest and fees on loan and reverse repurchase agreement	32,699,484
Investment advisory fees	15,238,580
Administrative fees	772,061
Shareholder reporting fees	218,653
Legal fees	164,474
Listing expense	60,073
Trustees’ fees and expenses	53,153
Audit and tax fees	41,290
Transfer agent fees	25,453
Financial reporting fees	9,500
Custodian fees	(19,997)
Other	30,528
Total expenses	49,293,252
NET INVESTMENT INCOME (LOSS)	73,602,205
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,199,549
Foreign currency transactions	(8)
Net realized gain (loss)	19,199,541
Net change in unrealized appreciation (depreciation) on:
Investments	27,173,910
Foreign currency translation	28
Net change in unrealized appreciation (depreciation)	27,173,938
NET REALIZED AND UNREALIZED GAIN (LOSS)	46,373,479
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 119,975,684
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$ 73,602,205	$ 66,359,713
Net realized gain (loss)	19,199,541	(2,986,277)
Net change in unrealized appreciation (depreciation)	27,173,938	213,408,987
Net increase (decrease) in net assets resulting from operations	119,975,684	276,782,423
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(76,226,124)	(68,079,843)
Return of capital	(24,172,791)	(30,493,637)
Total distributions to shareholders	(100,398,915)	(98,573,480)
Total increase (decrease) in net assets	19,576,769	178,208,943
NET ASSETS:
Beginning of period	1,198,874,209	1,020,665,266
End of period	$ 1,218,450,978	$ 1,198,874,209
COMMON SHARES:
Common Shares at end of period	60,847,827	60,847,827
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Cash Flows
For the Year Ended October 31, 2025

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$119,975,684
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(850,253,677)
Sales, maturities and paydown of investments	795,704,890
Net amortization/accretion of premiums/discounts on investments	(117,846)
Net realized gain/loss on investments	(19,199,549)
Net change in unrealized appreciation/depreciation on investments	(27,173,910)
Changes in assets and liabilities:
Decrease in interest receivable	1,614,403
Increase in dividends receivable	(165,555)
Decrease in prepaid expenses	1,212
Decrease in interest and fees payable on loan and reverse repurchase agreement	(140,480)
Increase in investment advisory fees payable	41,780
Decrease in audit and tax fees payable	(8,135)
Increase in legal fees payable	23,922
Decrease in shareholder reporting fees payable	(9,908)
Increase in administrative fees payable	18,281
Decrease in custodian fees payable	(45,012)
Increase in transfer agent fees payable	530
Increase in trustees’ fees and expenses payable	1,754
Increase in financial reporting fees payable	62
Increase in other liabilities payable	1,011
Cash provided by operating activities		$20,269,457
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(76,226,124)
Distributions to Common Shareholders from return of capital	(24,172,791)
Repayment of borrowing	(68,700,000)
Proceeds from borrowing	138,775,000
Cash used in financing activities		(30,323,915)
Decrease in cash and foreign currency		(10,054,458)
Cash and foreign currency at beginning of period		14,318,661
Cash and foreign currency at end of period		$4,264,203
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$32,839,964
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Financial Highlights
For a Common Share outstanding throughout each period

Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 19.70	$ 16.77	$ 18.47	$ 24.93	$ 22.66
Income from investment operations:
Net investment income (loss)	1.21 (a)	1.09 (a)	1.14 (a)	1.43	1.58
Net realized and unrealized gain (loss)	0.76	3.46	(1.53)	(6.39)	2.22
Total from investment operations	1.97	4.55	(0.39)	(4.96)	3.80
Distributions paid to shareholders from:
Net investment income	(1.25)	(1.12)	(1.10)	(1.40)	(1.48)
Return of capital	(0.40)	(0.50)	(0.21)	(0.10)	(0.05)
Total distributions paid to Common Shareholders	(1.65)	(1.62)	(1.31)	(1.50)	(1.53)
Net asset value, end of period	$20.02	$19.70	$16.77	$18.47	$24.93
Market value, end of period	$19.06	$18.78	$14.23	$16.39	$25.48
Total return based on net asset value (b)	11.02%	28.75%	(1.56)%	(20.30)%	17.25%
Total return based on market value (b)	10.88%	44.64%	(5.86)%	(30.77)%	25.89%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,218,451	$ 1,198,874	$ 1,020,665	$ 1,123,887	$ 1,516,364
Ratio of total expenses to average net assets	4.20%	4.47%	4.34%	2.22%	1.72%
Ratio of total expenses to average net assets excluding interest expense	1.41%	1.39%	1.42%	1.35%	1.33%
Ratio of net investment income (loss) to average net assets	6.27%	5.77%	6.32%	6.59%	6.44%
Portfolio turnover rate	45%	40%	39%	25%	39%
Indebtedness:
Total loan and reverse repurchase agreement outstanding (in 000’s)	$ 653,475	$ 583,400	$ 553,200	$ 549,600	$ 676,000
Asset coverage per $1,000 of indebtedness (c)	$ 2,865	$ 3,055	$ 2,845	$ 3,045	$ 3,243
Total loan outstanding (in 000’s)	$ 553,475	$ 483,400	$ 453,200	$ 449,600	$ 576,000
Asset coverage per $1,000 of indebtedness (d)	$ 3,201	$ 3,480	$ 3,252	$ 3,500	$ 3,633

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)
Calculated by subtracting the Fund’s total liabilities (not including the loan and reverse repurchase agreement outstanding) from the Fund’s total assets, and dividing by the outstanding loan and reverse repurchase agreement balances in 000’s.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025
1. Organization
First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FPF” on the New York Stock Exchange (“NYSE”).
The primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its “Managed Assets” (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any), in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks, exchange traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Capital preferred securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Reverse Repurchase Agreements
Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back by the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.
Information for the year ended October 31, 2025:
Maximum amount outstanding during the period . . . . . . . . . . . . . . . . . . . . $100,000,000
Average amount outstanding during the period* . . . . . . . . . . . . . . . . . . . . . $100,000,000
* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2025. There was $100,000,000 outstanding at October 31, 2025, which approximates fair value.
During the fiscal year ended October 31, 2025, the high and low annual interest rates ranged from 5.45% to 4.76% respectively, with a weighted average interest rate of 5.12%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $5,184,031. The rate as of October 31, 2025 was 4.80%
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement period. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund held $2,785,486 of when-issued or delayed-delivery securities. At October 31, 2025, the Fund had no forward purchase commitments.
The Fund may hold real estate investments trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2025, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025

Security	Acquisition Date	Par Amount/ Shares	Current Price	Carrying Cost	Value	% of Net Assets
Dairy Farmers of America, Inc., 7.13%	9/15/16	$6,000,000	$99.57	$6,000,000	$5,974,147	0.49%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17 - 3/12/18	$15,300,000	99.09	15,344,025	15,161,382	1.24
FT Real Estate Securities Co., Inc., 9.50%	6/15/16	12	1,030,000.00	15,990,000	12,360,000	1.01
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	3/20/15 - 2/25/19	$7,329,000	103.78	7,497,977	7,605,706	0.62
				$44,832,002	$41,101,235	3.36%
E. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within the Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At October 31, 2025, reverse repurchase agreement assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Reverse Repurchase Agreement	$ (100,000,000)	$ —	$ (100,000,000)	$ 100,000,000	$ —	$ —
F. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2025, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $1,001,147, an increase in accumulated net realized gain (loss) of $198,255 and an increase to paid-in capital of $802,892.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025
Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2025 and 2024, was as follows:
Distributions paid from:	2025	2024
Ordinary income	$76,226,124	$68,079,843
Capital gains	—	—
Return of capital	24,172,791	30,493,637
As of October 31, 2025, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(134,141,071)
Net unrealized appreciation (depreciation)	17,862
Total accumulated earnings (losses)	(134,123,209)
Other	(6,709,251)
Paid-in capital	1,359,283,438
Total net assets	$1,218,450,978
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $134,141,071. At the taxable year ended October 31, 2025, the Fund utilized $20,159,849 of its capital loss carryforward.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,756,799,426	$88,460,592	$(88,442,772)	$17,820

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025
H. Expenses
The Fund will pay all expenses directly related to its operations.
I. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000. Prior to July 1, 2025, the financial reporting fee was $9,250.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short term investments were $842,684,346 and $798,079,416, respectively.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025
5. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $575,000,000. From December 13, 2024 to October 9, 2025, the maximum commitment amount was $550,000,000. Prior to December 13, 2024, the maximum commitment amount was $525,000,000. The borrowing rate under the facility is equal to the 1-month Term SOFR plus 90 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.20% on the undrawn amount of such facility. The average amount outstanding between November 1, 2024 and October 31, 2025, was $519,236,301 with a weighted average interest rate of 5.21%. As of October 31, 2025, the Fund had outstanding borrowings of $553,475,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal year ended October 31, 2025, were 5.55% and 4.86%, respectively. The interest rate at October 31, 2025, was 4.90%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Intermediate Duration Preferred & Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2025, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2025, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
27.93%	76.89%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2025, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of May 1, 2025, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 21, 2025. At the Annual Meeting, James A. Bowen, Niel B. Nielson and Bronwyn Wright were elected by the Common Shareholders of First Trust Intermediate Duration Preferred & Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2028. The number of votes cast in favor of Mr. Bowen was 49,350,559 and the number of votes withheld was 828,693.  The number of votes cast in favor of Mr. Nielson was 49,126,584 and the number of votes withheld was 1,052,668. The number of votes cast in favor of Ms. Wright was 24,382,333 and the number of votes withheld was 25,796,919. Denise M. Keefe, Robert F. Keith, Thomas R. Kadlec and Richard E. Erickson are the other current and continuing Trustees.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
“Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) not all peer funds employ an advisor/sub-advisor management structure; and (ii) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was equal to the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a blended benchmark index.   In reviewing the Fund’s

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median for the one-, three-, five- and ten-year periods ended December 31, 2024.  The Board also noted that the Fund outperformed the blended benchmark index for the one-, five- and ten-year periods ended December 31, 2024 and underperformed the blended benchmark index for the three-year period ended December 31, 2024.  The Board noted the Advisor’s discussion of the Fund’s performance at the April 22, 2025 meeting.  In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns.  The Board also received information on the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered the ownership interest of FTCP in the Sub-Advisor and potential indirect benefits to the Advisor from such ownership interest.  The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the Sub-Advisor bears a combination of fixed and variable costs related to managing the Fund and that the Sub-Advisor would add resources as needed if it experiences significant asset growth in the future.  The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor.  The Board noted the Sub-Advisor’s statements that it never accepts soft dollar arrangements and that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which has led to access to each of those firms’ public research reports, various analysts and investment bankers on new issues.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Investment Objectives, Policies, Risks and Effects of Leverage
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended October 31, 2025. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
Principal Investment Policies
In pursuit of its investment objectives, under normal market conditions:
•
The Fund invests at least 80% of its managed assets in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies.  These securities include traditional preferred securities, hybrid preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities.
•
The Fund also invests at least 25% of its managed assets in the group of industries that are part of the financials sector as classified under the Global Industry Classification Standards, developed by MSCI, Inc. and S&P Dow Jones Indices.
•
The Fund seeks to invest in a portfolio of securities that has an average weighted investment grade credit quality.
•
The Fund may invest up to 20% of its managed assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks.  The Fund may invest in common stocks of companies of any market capitalization.
•
The Fund may invest up to 20% of its managed assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by a non-U.S. Government or its agencies or instrumentalities.   The Fund may invest up to 20% of its managed assets in municipal securities, which include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.
•
The Fund may invest up to 25% of its managed assets in securities that, at the time of investment, are illiquid.  The Fund also may invest, without limit, in restricted securities.
•
The Fund seeks to maintain a weighted average effective duration of between three and eight years, excluding the effects of leverage.  However, under certain market conditions, the Fund’s duration may be longer than eight years or shorter than three years.
Percentage limitations discussed herein are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities.
To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
The Fund may utilize leverage through the issuance of preferred shares of beneficial interest and/or through borrowings and/or the issuance of notes.  The Fund is also permitted to use other portfolio techniques, including the use of reverse repurchase agreements, that have the economic effect of leverage.  The Fund’s effective leverage varies from time to time, based upon market conditions and variations in the value of the portfolio’s holdings, but will not exceed 40% of the Fund’s managed assets.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. Issue senior securities, as defined in the Investment Company Act of 1940, as amended, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;
2. Borrow money, except as permitted by the Investment Company Act of 1940, as amended, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission (“SEC”) exemptive order;

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
3. Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;
4. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;
5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);
6. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objectives, policies and limitations; or
7. Concentrate (invest 25% or more of total assets) the Fund’s investments in any particular industry, except that the Fund will concentrate its assets in the group of industries that are part of the financials sector; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.
The Fund does not currently intend to apply for exemptive relief from the Securities and Exchange Commission with respect to fundamental investment policy number two listed above.
The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings.
The Fund’s investment objectives are considered fundamental and may not be changed without the approval of the holders of a “majority of the outstanding voting securities” of the Fund, which includes common shares of beneficial interest and preferred shares of beneficial interest (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund’s investment policies other than the Fund’s fundamental investment restrictions listed above, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund without the approval of the holders of a “majority of the outstanding voting securities,” provided that the holders of the voting securities of the Fund receive at least 60 days prior written notice of any change. When used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Contingent Convertible Securities Risk. CoCos are hybrid securities most commonly issued by banking institutions that present risks similar to debt securities and convertible securities. CoCos are distinct in that they are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside its control, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence. CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as the Fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities after a conversion event (i.e., a “trigger”), each holder will be further subordinated. CoCos also may have no stated maturity and have fully discretionary coupons. This means coupon payments can be canceled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default. In general, the value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Credit Agency Risk.  Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.

Europe Risk. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Illiquid and Restricted Securities Risk.  The Fund may invest in securities that are restricted and/or illiquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale.  Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. The Fund invests in securities that are subject to inflation risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Interest Rate and Duration Risk.  Interest rate risk is the risk that securities will decline in value because of changes in market interest rates.  For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall.  Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments.  This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security.  Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  The duration of a security will be expected to change over time with changes in market factors and time to maturity.  Although the Fund seeks to maintain a duration, under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund’s use of leverage was included in calculating duration, it could result in a longer duration for the Fund.

The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates.  As short-term interest rates decline, interest payable on floating rate securities typically decreases.  Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases.  Changes in interest rates on floating rate securities may lag behind

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
changes in market rates or may have limits on the maximum increases in interest rates.  The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel.  The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value.  Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk.  Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process or calculate or disseminate its NAV in a timely manner. The Fund relies on third-parties for a range of services, including custody, valuation, and administration, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust, Stonebridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Stonebridge currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Stonebridge) for investment advisory and

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Stonebridge have a financial incentive to leverage the Fund.

Preferred/Hybrid Preferred and Debt Securities Risk.  An investment in preferred/hybrid preferred and debt securities is subject to certain risks, including:
•
Issuer Risk. The value of these securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Additionally, an issuer may default on its obligation to make distributions or repay principal.
•
Interest Rate Risk. Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•
Floating Rate and Fixed-to-Floating Rate Risk.  The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. Securities with a floating or variable interest rate component can be less sensitive to interest rate changes than securities with fixed interest rates. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating rate securities.
•
Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate.
•
Subordination Risk.  Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.
In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, limited voting rights risk and special redemption rights risk.

Reverse Repurchase Agreements Risk. The Fund’s use of reverse repurchase agreements may involve leverage risk. There is also the risk that the market value of the securities acquired with the proceeds of the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Risks of Concentration in the Financials Sector. Because the Fund invests 25% or more of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. The Fund may emphasize its investments in certain industries such as the banking and insurance industries and therefore may make the Fund more economically vulnerable in the event of a downturn in those industries. Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
Smaller Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Trust Preferred Securities Risk.  The risks associated with trust preferred securities typically include the financial condition of the financial institution that creates the trust, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make payments to holders of the trust preferred securities such as the Fund. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default and certain enhanced trust preferred securities may have longer interest payment deferral periods.

Valuation Risk.  Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain preferred securities and debt securities trading. Preferred securities and debt securities generally trade on an “over-the- counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain preferred securities and debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Bank of Nova Scotia represented 31.24% of the Managed Assets as of October 31, 2025.  Asset coverage with respect to the borrowings under the Credit Agreement was 320.15% as of October 31, 2025, and the Fund had $21,525,000 of unutilized funds available for borrowing under the Credit Agreement as of that date.  As of October 31, 2025, the maximum commitment amount under the Credit Agreement was $575,000,000.  As of October 31, 2025, the approximate average annual interest and fee rate payable on such borrowings was 4.91%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 4.91%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 1.53%
The following table is furnished in response to requirements of the SEC.  It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

The table further assumes leverage representing 31.24% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 4.91%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-16.77%	-9.50%	-2.23%	5.04%	12.31%

Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Thomas J. Driscoll, Trustee (1961)	• Three Year Term • Since 2025	Retired; Partner, Deloitte LLP and Deloitte Tax LLP (1998 to January 2024)	322	None
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	322	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	322
Director, National Futures
Association; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd.,
ADMIS Singapore, Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	322
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (2021 to 2024); and
Director of MobileHelp
(2022 to 2024)

Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	322	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	322	None

(1)
Currently, Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2026 annual meeting of shareholders. Thomas J. Driscoll, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2027 annual meeting of shareholders. James A. Bowen, Niel B. Nielson and Bronwyn Wright, as Class III Trustees, are serving as trustees until the Fund’s 2028 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bronwyn Wright, Trustee (1971)	• Three Year Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	322	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	322	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	International General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2025 (Unaudited)
FIRST TRUST FUNDS PRIVACY POLICY
The First Trust Funds value their relationship with you and consider your privacy a priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information while providing you with the products/services you request or authorize.
SOURCES OF INFORMATION
We collect nonpublic personal information (NPPI) about you through our transfer agents that collect, use and maintain the information needed to administer your account with us. The NPPI is received by the transfer agent from your broker-dealer, investment professional or financial representative on your behalf through applications or other documentation you provide to establish your account with us.
We also collect information when you visit our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
INFORMATION COLLECTED
The type of NPPI we collect through our transfer agent may include your name, address, social security number, date of birth and other NPPI necessary for the transfer agent to administer your account and verify your identity under federal law.
DISCLOSURE OF INFORMATION
We do not disclose, and do not authorize our transfer agents to disclose, NPPI about our consumers, customers or former customers to anyone, except as permitted by law. In addition to using this information to administer your account and verify your identity through our transfer agents, the permitted uses may also include the disclosure of NPPI to other unaffiliated third-parties for the following reasons:
•
To assist us in the distribution of First Trust Fund materials such as trustees, banks, investment advisor or broker-dealer representatives, proxy services, solicitors and printers;
•
If you direct us to do so;
•
When required by law or in other legally limited circumstances, such as to protect your account from fraud.
PROTECTION OF NPPI COLLECTED
The First Trust Funds engage trusted transfer agents who are subject to the Regulation S-P data protection requirements and must protect your NPPI from unauthorized access and use through security measures that comply with federal law.  The First Trust Funds take reasonable measures to review and monitor transfer agent compliance with these requirements and transfer agent cybersecurity and breach risk through third party software and other safeguards.
USE OF WEBSITE ANALYTICS
We currently use third party analytics tools, Google Analytics and Matomo to gather information for purposes of improving our website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make our website better and more useful to our users. The information collected does not include any NPPI unless you voluntarily provide that information through the website for us to contact you in order to answer your questions or respond to your requests. You should not provide NPPI on our website if you do not want your information to be used by these services. To find out how to opt-out of these services click on: Google Analytics and Matomo Analytics Platform.
CONFIDENTIALITY AND SECURITY
Certain employees of our investment advisor, First Trust Advisors L.P. and our distributor, First Trust Portfolios L.P. may have access to information about you but do not receive NPPI. The information accessed is protected using physical, electronic and procedural safeguards.
POLICY UPDATES AND INQUIRIES
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly.
December 2025

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Intermediate Duration Preferred & Income Fund (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable to the Registrant.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 19(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas J. Driscoll, Thomas R. Kadlec, and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $ 30,000 for the fiscal year ended 2024 and $ 33,000 for the fiscal year ended 2025.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Investment Sub-Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $15,401 for the fiscal year ended 2024 and $15,142 for the fiscal year ended 2025.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Tax Fees (Investment Sub-Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Investment Sub-Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2024 were $15,401 for the Registrant, $28,080 for the Registrant’s investment advisor and $8,640 for the Registrant’s investment sub-advisor; and for the fiscal year ended 2025 were $15,142 for the Registrant, $28,620 for the Registrant’s investment advisor and $9,180 for the Registrant’s investment sub-advisor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable to the Registrant.
(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to the Registrant.
(b)	Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This statement is included in the Registrant’s Annual Report filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of the date of filing of this N-CSR.

Stonebridge Advisors LLC is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.

Robert Wolf, Chief Investment Officer and Executive Vice President

Mr. Wolf is a member of the firm’s Investment Committee and oversees investment strategies and portfolio management activities across funds and separately managed accounts. He analyzes both investment grade and non-investment grade securities and makes security recommendations. Mr. Wolf brings 19 years of fixed-income experience to Stonebridge in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman’s High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his B.S. degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

Eric Weaver, Chief Portfolio Strategist and Executive Vice President

Mr. Weaver is a senior member of Stonebridge Advisors LLC’s Investment Committee and oversees the investment strategy across all fund products and separately managed accounts. In addition, Mr. Weaver leads the development of proprietary portfolio management, security selection, trading, and operational tools. Mr. Weaver has 15 years of investment management experience in portfolio management, trading, risks analysis, and research. Mr. Weaver joined Stonebridge Advisors LLC in 2013. Prior to joining Stonebridge in 2013, Mr. Weaver worked at a private proprietary trading firm as a senior derivatives trader, with OTC and electronic trading experience on the NASDAQ OMX PHLX and CBOE options exchanges. In this role, Mr. Weaver focused on trading, portfolio and risk management, and pricing complex derivatives in a large and diverse portfolio of equities, options, and futures. Mr. Weaver received a B.A. degree in Economics and Mathematics and an MS degree in Economics from Lehigh University in Bethlehem, PA.

Angelo Graci, CFA, Head of Credit Research and Executive Vice President

Mr. Graci is a senior member of the Investment Committee and manages a team of analysts that oversees all of Stonebridge’s portfolio investments. Mr. Graci has over 27 years of credit and equity research experience with a focus on financials. His extensive knowledge of global banking, insurance, non-bank finance and REITs brings an impressive level of analytical depth to the Stonebridge research team. Prior to joining Stonebridge in 2018, Mr. Graci was a global financials credit strategist at Stifel Financial, with a particular focus on hybrid/preferred strategy. At Stifel, he incorporated a multi-asset and cross-currency approach to analyzing global financials, which encompassed global banking systems (developed and emerging markets), insurance, non-bank finance and REITs. Before Stifel, he was a senior analyst at Caxton Associates, responsible for financial sector credit and equity analysis and portfolio management. Prior roles included global financials and hybrid strategy at Citadel Securities and credit analysis and trading at Merrill Lynch. Mr. Graci received a BS in Finance from SUNY Albany and an MBA in Finance from New York University. He holds the CFA® designation awarded by CFA Institute.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2025

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Robert Wolf	Registered Investment Companies:	3	$8.297Bil	0	$0
	Other Accounts:	9457	$3.217Bil	0	$0

2. Eric Weaver	Registered Investment Companies:	3	$8.297Bil	0	$0
	Other Accounts:	9457	$3.217Bil	0	$0

3. Angelo Graci	Registered Investment Companies:	3	$7.321Bil	0	$0
	Other Accounts:	9703	$3.321Bil	0	$0

Potential Conflicts of Interests

Stonebridge avoids material conflicts that may arise from side-by-side management of the CEF and other account strategies, including other FT funds and Separately Managed Accounts, by policies and procedures that are designed to ensure that each client is treated fairly. Stonebridge's investment team considers every investment opportunity for each of our portfolios based on the portfolio or fund guidelines, restrictions and compliance rules. Trades are pre-allocated to those client portfolios for which the trade is suitable, given the portfolio's goals and guidelines. Partial fills are governed by allocation rules that are designed to treat each client fairly.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of October 31, 2025

Stonebridge employees receive an annual salary, mid-year and year-end discretionary bonuses, health benefits and 401K. Compensation consists of base salaries with upside potential in the form of mid-year and year-end performance bonuses. These bonuses are based on a number of factors: profitability of the firm, employee value to the firm success, investment performance and servicing of clients, employee ability to fit into the team, employee commitment, work ethic and effectiveness in carrying out assigned duties, employee dedication above and beyond expectations.

(a)(4) Disclosure of Securities Ownership as of October 31, 2025

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Robert Wolf	$50,001-$100,000
Eric Weaver	$50,001-$100,000
Angelo Graci	$100,001-$500,000

(b)	Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during its most recent fiscal year.

(b)	The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies as required by Item 12 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Intermediate Duration Preferred & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 9, 2026

* Print the name and title of each signing officer under his or her signature.